EXHIBIT 10.22

                              TERMINATION AGREEMENT

     This Termination Agreement (this "Agreement") is entered into as of this _____ day of April, 2006, by and between Moore, Clayton & Co., Inc., a Delaware corporation, MCC Healthcare Group, Inc., a Delaware corporation (collectively "MCC") and Bridgetech Holdings International, Inc., Delaware corporation ("Bridgetech"), collectively referred to hereinafter as the "Parties" or individually as a "Party."

                                 R E C I T A L S

     WHEREAS, the Parties hereto desire to fully and finally terminate any and all claims which may exist between them in connection with that certain Subscription Agreement entered into by the Parties and accepted by Bridgetech on or about October 19, 2005 in which MCC agreed to subscribe for 1.5 million shares of Bridgetech common stock at a price of $1.00 per share (the "Subscription Agreement", attached hereto as Exhibit A).

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1.     Acknowledgement and Acceptance of Substitute. Bridgetech hereby
            --------------------------------------------
acknowledges that MCC has sufficiently provided for substitute investors who have subscribed in an amount equal to or greater than that required pursuant to the Subscription Agreement, and accepts such subscriptions in aggregate as a full and complete substitute for the MCC obligation under the Subscription Agreement.

     2.     Acknowledgement of Receipt of Investment. Bridgetech hereby
            ----------------------------------------
acknowledges that it has received funds from the substitute investors in an amount equal to or greater than that required pursuant to the Subscription Agreement.

     3.     Termination of Subscription Agreement. The Parties agree to
            -------------------------------------
terminate the Subscription Agreement and any obligations, rights, or any other similar interest each may have with respect to the other arising from the Subscription Agreement.

     4.     Release of Claims. In consideration of the mutual releases made
            -----------------
pursuant to this Agreement, the Parties, on behalf of themselves and their agents, personal representatives, and assigns, past, present, and future, hereby releases and forever discharges the other Party, any parent organization of the other Party, any organization that controls, is controlled by, or is under common control with the other Party, and each of their respective partners, affiliates, associates, officers, directors, shareholders, managers, members, employees, attorneys, accountants, insurers, agents, representatives, predecessors, successors, and assigns, past, present, and future (collectively, "Affiliates"), from any and all legal claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders, and liabilities of whatever kind or nature in law, equity, or otherwise, whether now known or unknown, suspected or unsuspected, concealed or hidden, of any kind or nature whatsoever, which have ever existed or may have existed, or which do exist or which hereafter can, shall, or may exist arising out of the Subscription Agreement, occurring or existing at any time. Nothing in this section shall release parties from obligations arising from other agreements between the parties, including without limitation any strategic alliance agreements, joint venture agreements, or engagement agreements.

     5.     Further Assurances. The Parties intend this Agreement to be a
            ------------------
complete and final settlement of the matters between them related to the Subscription Agreement. Accordingly , each Party agrees to execute such further documents and to take such further actions as may be necessary or desirable to finally and fully settle all such matters which have arisen or which may subsequently arise between them.

     6.     Successors and Assigns. This Agreement shall be binding on and shall
            ----------------------
inure to the benefit of the parties and their respective heirs, personal representatives, successors, and assigns.

     7.     Amendments and Waivers. No amendment or waiver of any provision of
            ----------------------
this Agreement shall be effective unless it is in writing and is signed by every one of the parties hereto.

     8.     Notices. Any notice required hereunder to be given by either Party
            -------
shall be in writing and shall be delivered personally or sent by certified or registered mail, postage prepaid, or by private courier, with written verification of delivery, or by facsimile transmission to the other Party to the address or telephone number set forth below or to such other address or telephone number as either Party may designate from time to time according to this provision. A notice delivered personally shall be effective upon receipt. A notice sent by facsimile transmission shall be effective twenty-four hours after the dispatch thereof. A notice delivered by mail or by private courier shall be effective on the third day after the day of mailing.

     To Bridgetech at:                  To MCC at:

777 S. Highway 101, Ste. 215            10757 South River Front Parkway
Ste. 215                                Ste. 125
Solana Beach, California 92075          South Jordan, Utah 84095
Attention: Thomas C. Kuhn III           Attention: Kenneth I. Denos
Telefax: +1 (619) 342-7497              Telefax: +1(801) 816-2599

     9.     Equitable Remedies. Each Party acknowledges and agrees that the
            ------------------
breach or threatened breach of certain provisions of this Agreement would cause irreparable harm for which damages at law would be an inadequate remedy. Accordingly, each Party hereby agrees that, in any such instance, the threatened or injured Party shall be entitled to seek injunctive or other equitable relief in addition to any other remedy to which he or it may be entitled, including money damages.

     10.     Severability. If any provision of this Agreement is found to be
             ------------
unenforceable by a court of competent jurisdiction, the remaining provisions shall nevertheless remain in full force and effect.

     11.     Entire Agreement. This Agreement constitutes the full and complete
             ----------------
understanding of the Parties hereto with respect to the subject matter covered herein and supersedes all prior oral or written understandings and agreements with respect thereto. No modification or amendment to this Agreement shall be effective unless it is contained in a written document that is signed by both Parties.

     12.     Governing Law. This Agreement shall be governed and construed in
             -------------
accordance with the laws of the State of Delaware. The Parties further agree that proper venue and jurisdiction for any dispute under this Agreement shall lie with the courts in Los Angeles County, California.

     IN WITNESS WHEREOF, the Parties hereto have signed this Agreement by their duly authorized representative as of the date first given above. This Agreement may be executed in counterparts, all of which together shall constitute one and the same instrument.


MOORE, CLAYTON & CO., INC.               BRIDGETECH HOLDINGS INTERNATIONAL, INC.


-----------------------------------          -----------------------------------
Kenneth Denos, Executive VP                  Thomas C. Kuhn III, SVP & CFO


MCC HEALTHCARE GROUP, INC.


-----------------------------------
Kenneth Denos, Director

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                                       FOR

                             SHARES OF COMMON STOCK

                                       OF

                     BRIDGETECH HOLDINGS INTERNATIONAL, INC.


To:   Bridgetech Holdings International, Inc.

From: MOORE, CLAYTON & CO INC.
      -------------------------
      (Full name of Subscriber)

Number of shares of Common Stock subscribed:                 $1,500,000
                                                             ----------
Price per share of Common Stock:                             $     1.00
                                                             ----------

Total purchase price for shares of Common Stock subscribed:  $1,500,000
                                                             ----------

                             SUBSCRIPTION AGREEMENT

     The undersigned subscriber ("Subscriber") hereby irrevocably subscribes for
                                  ----------
the  number  of shares of Common Stock, par value $.001 per share (the "Stock"),
                                                                        -----
of Bridgetech Holdings International, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), set forth in Section 1 below.
                                       -------

Section I.   Commitment.
             ----------

     Subscriber hereby irrevocably subscribes for and agrees to purchase 1,500,000 shares of Stock (the "Subscribed Shares") at the purchase price of
---------                           -----------------
$1.00  per  share  for an aggregate purchase price of $1,500,000  (the "Purchase
                                                       ---------        --------
Price").  Subscriber  understands  that  the  Company  is under no obligation to
-----
consummate the sale of the Stock and may reject this subscription in its sole discretion.

Section 2.   Payment of the Purchase Price and Delivery of the Subscribed
             ------------------------------------------------------------
             Shares.
             ------

     On  or  before  October 15, 2005 (the "Closing Date"), Subscriber shall pay
                                            ------------
the Purchase Price to the Company by check payable to "Bridgetech Holdings International, Inc." or by wire transfer of immediately available funds to the account identified on Schedule A hereto. If the Company accepts Subscriber's
                         -----------
subscription, then, on the Closing Date or promptly thereafter, the Company shall deliver to Subscriber a certificate for the Subscribed Shares.

     Section 3.    Representations, Warranties and Covenants of Subscriber.
                   -------------------------------------------------------

     In order to induce the Company to accept this subscription and issue the Subscribed Shares to Subscriber, Subscriber hereby warrants, represents, covenants and agrees as follows:

          (a) Subscriber acknowledges that the Company has provided Subscriber with copies of certain documents, books and records of the Company. Subscriber and its advisors have had a reasonable opportunity to ask questions of and receive answers from the officers of the Company, or a person or persons acting on their behalf, concerning the Company and the terms and conditions of the offering of the Stock, and to obtain additional information necessary to verify the accuracy of the information provided by, or on behalf of, the Company. All such questions have been answered to the full satisfaction of Subscriber. Subscriber represents and warrants that, in making the decision to purchase the Stock, Subscriber has relied and is relying solely on its review of the materials provided and its own independent investigation of the Company.

          (b) Subscriber has such knowledge and experience in financial and business matters as to enable it (i) to utilize the information made available to it in connection with the offering of the Stock, (ii) to evaluate the merits and risks associated with a purchase of the Stock, and
     (iii)  to  make  an  informed  decision  with  respect  thereto.

          (c) Subscriber is a qualified purchaser of shares of Stock because Subscriber is an "accredited investor" under Regulation D promulgated under  the  Securities  Act  of  1933,  as  amended  (the  "Act").
                                                                 ---

          (d) Subscriber (i) has adequate means of providing for its current liabilities and possible contingencies, (ii) has no need for liquidity in connection with a purchase of the Stock, (iii) is able to bear the economic risks associated with the purchase of the Stock for an indefinite period and has the capacity to protect its own interests in connection with a purchase of the Stock, and (iv) can afford the complete loss of its entire investment in the Stock.

          (e) Subscriber recognizes that a purchase of fee Stock involves significant risks, including, without limitation, those described or Schedule B hereto. Subscriber acknowledges that an investment in the
     -----------
     Company is speculative and may result in the loss of Subscriber's entire investment.

          (f) Subscriber understands that (i) neither the offering nor the sale of the Stock has been registered under the Act in reliance upon exemptions from the registration provisions of the Act, (ii) the Subscribed Shares must be held by Subscriber indefinitely unless the sale or transfer thereof (A) is subsequently registered under the Act, or (B) an exemption from such registration is available, (iii) the certificates representing all shares of Stock will be legended to reflect such restrictions, (iv) the Company is under no obligation to register any shares of Stock on Subscriber's behalf or to assist Subscriber in complying with any exemption from registration, and (v) the officers of the Company will rely upon the representations and warranties made by Subscriber in this Subscription Agreement in order to establish such exemption from the registration provisions of the Act.

               (g) Subscriber understands that neither the offer nor the sale of the Stock has been registered under the securities laws of any state due to exemptions from registration based upon the private or limited nature of the offering and/or exemptions available for transactions involving purchasers such as Subscriber, and that the officers of the Company will rely upon the representations and warranties made by Subscriber in this Subscription Agreement and in the Investor Questionnaire in order to establish such exemptions from registration under state securities laws.

          (h) Subscriber acknowledges and agrees that it will not sell assign, pledge, hypothecate, transfer, or otherwise dispose of the Stock unless (i) such disposition is subsequently registered under the Securities Act, which is not contemplated, and registered under all applicable state laws and regulations, which is not contemplated or (ii) Subscriber provides the Company with a legal opinion acceptable in form and substance (as to both such opinion and the counsel providing such opinion) to the Company and the Company's legal counsel stating that such disposition may be made without registration under the Securities Act and without registration under any applicable state laws and regulations. Subscriber understands that transfer instructions have been or will be placed on certificate(s) with respect to the Subscribed Shares so as to restrict any such disposition thereof. Further, Subscriber acknowledges that the Company is under no obligation to register the Stock on its behalf or to assist it in complying with any exemption from registration.

          (i) The Subscribed Shares are being purchased with Subscriber's own funds and not with the funds of any other person and are being purchased solely for Subscriber's own account and not for the account of any other person. The Subscribed Shares are being purchased for investment purposes only, and not for distribution, assignment or resale to others.

          (j) Subscriber realizes that it may not be able to sell or dispose of its shares of Stock, even in the case of an emergency, as there is no public market for such shares. Subscriber acknowledges that it will bear the economic risk associated with the Stock for an indefinite period of time.

          (k) Subscriber understands that no federal or state agency or securities exchange has recommended or endorsed the purchase of shares of Stock.

          (1) Subscriber acknowledges that neither the Company, nor any person acting on the Company's behalf, has offered to sell shares of Stock by means of any form of advertising. At no time was Subscriber presented with or solicited by any leaflet, promotional meeting, newspaper, magazine, radio or television program, article or advertisement, or any other form of general advertising or general solicitation.

          (m) The Subscriber has consulted with Subscriber's own legal, accounting, tax, investment and other advisors with respect to the tax treatment of an investment by Subscriber in the Stock and in the Company and the merits and risks of an investment in the Stock and in the Company.

          (n) The Subscribed Shares and any certificates issued in replacement therefore shall bear the following legend, in addition to any other legend required by law or otherwise deemed advisable by the Company;

          The sale of shares represented by this certificate has not been registered under the Securities Act of 1933 (the "Act") or any
                                                                    ---
          applicable  state  securities  laws (the "State Acts") and such shares
                                                    ----------
          may not be sold, transferred or otherwise disposed of unless a registration statement under the Act and the State Acts with respect to such shares is effective at such time or unless the Corporation is in receipt of an opinion of counsel satisfactory to it to the effect that such shares may be sold without registration under the Act and the State Acts.

          (o) Subscriber has kept and will continue to keep all information disclosed in connection with the offering of the Stock in strict confidence, and Subscriber agrees only to disclose such information to its accountants, attorneys or other professional advisors to the extent necessary to evaluate the investment in the Stock. The same standard of confidentiality is expected from all such accountants, attorneys and other professional advisors who have received such information.

          (p) Subscriber is either: (i) an individual over the age of 21 (or the age of majority in the Subscriber's jurisdiction) and a resident at the address set forth on the signature page to this Agreement, and has no present intent of changing such residency, or (ii) an entity not formed for the specific purpose of acquiring or holding the Stock, with its principal place of business at the address set forth on the signature page to this Agreement. In the event that Subscriber's residence or principal place of business changes before Subscriber purchases said Stock and before the Stock are delivered to Subscriber, Subscriber covenants and agrees to promptly notify the Company.

          (q) When executed by Subscriber, this Subscription Agreement (including these representations and warranties) will constitute a valid and binding obligation of Subscriber, enforceable in accordance with its terms. Subscriber, if not an individual, is empowered and duly authorized to enter into this Subscription Agreement under any governing documents, partnership agreements, operating agreements, trust instruments, pension plans, charter, certificate of incorporation, bylaw provisions or the like. The person, if any, signing this Subscription Agreement on behalf of Subscriber is empowered and duly authorized to do so by Subscriber's governing document or trust instrument, charter, certificate of incorporation, bylaw provision, board of directors or shareholder resolution, or the like.

          (r) Subscriber understands and agrees that the subscription set forth herein will not be binding upon the Company until it is accepted by the Company in writing, that acceptance of any or all subscriptions is within the sole discretion, of the Company, and that the Company may choose to accept or reject any or all subscriptions, in whole or in part, including this subscription, for any reason or no reason, in its sole discretion.

          (s) The foregoing representations and warranties and all other information which Subscriber has provided concerning Subscriber and Subscriber's financial condition, are true and accurate as of the date hereof. If in any respect such information, representations, warranties, and covenants are not true and accurate as of the Closing Date. Subscriber will give written, notice of such fact to the officers of Company specifying which information, representations, warranties, or covenants are not true and accurate and the reasons therefor.

Section 4.   Representation and Warranty of Company.
             --------------------------------------

     Company represents and warrants to Subscriber that (i) it is duly and validly organized and in existence under the laws of the State of Delaware, (ii) it is or will become qualified under the laws of all other jurisdictions in which such qualification is necessary to enable it to engage in business, (iii) it has full power and authority to own and manage the assets to be owned by it and (iv) upon issuance, the Subscribed Shares shall be duly authorized, validly issued, fully paid and nonassessable.

Section 5.    Indemnification.
              ---------------

     Subscriber shall indemnify and hold harmless Company and any person, partnership, corporation or entity affiliated in any manner with or employed by Company (including the officers, directors and employees of Company and all professional advisors thereto), from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they may become subject or which they may incur by reason of or in connection with any misrepresentation made by Subscriber herein, any breach of any of Subscriber's representations or warranties, or Subscriber's failure to fulfill any of its covenants or agreements contained in this Subscription Agreement.

Section 6.   Miscellaneous.
             -------------

          (a) Subscriber agrees not to transfer or assign this Subscription Agreement, or any of Subscriber's interest herein, to any other person without the prior written consent of Company, and further agrees chat the transfer or assignment of the shares of Stock acquired pursuant hereto shall be made only in accordance with the provisions of this Agreement, the Company's Certificate of Incorporation, the Act and all applicable stats securities laws.

          (b) Subscriber agrees that Subscriber may not cancel, terminate or revoke this Subscription Agreement (except as otherwise specifically permitted under applicable state securities laws), and that this Subscription Agreement shall be binding upon Subscriber's permitted successors and assigns.

          (c) This Subscription Agreement and the Investor Questionnaire constitute the entire agreement between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may be amended only by a writing executed by both of the parties hereto.

          (d) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware.

          (e) The representations and warranties of Subscriber set forth herein shall survive the sale of the Subscribed Shares to Subscriber pursuant to this Subscription Agreement.

          (f) Within five days after the receipt of a written request from an officer of the Company, Subscriber agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and regulations to which the Company is subject.

          (g) Words importing the singular number hereunder shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.

Section 7.   Notice of Acceptance.
             --------------------

     The officers of Company, upon acceptance of this Subscription Agreement, will forward to Subscriber a notice of acceptance, which may consist of a counter-signed copy of this Subscription Agreement.

     IN WITNESS WHEREOF, the undersigned Subscriber has executed and acknowledged this Subscription Agreement as of the date set forth "below.


ENTITY INVESTOR:                             INDIVIDUAL INVESTOR:

MOORE, CLAYTON & CO INC
-----------------------------------          -----------------------------------
(Print Name of Entity)                       (Print Name)

By: /s/ A R Moore
-----------------------------------          -----------------------------------
(Signature)                                  (Signature)


-----------------------------------          -----------------------------------
(Print Name and Title)                       (Date)


-----------------------------------
(Date)


NB.     MOORE,  CLAYTON & CO INC WILL WIRE FUNDS WITHIN 45 DAYS OF THE SIGNING
OF  THIS  AGREEMENT  BY  BOTH  PARTIES.

                                                    ARM

                           ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription of 1,500,000 w/ MOORE, CLAYTON & CO., INC. is hereby
                              --------------------------------------
accepted.


                                   BRIDGETECH HOLDINGS INTERNATIONAL, INC.


Date: 10/19/05                     By: /s/  Thomas C. Kuhn III
     ------------                      -----------------------------------------
                                       Name: THOMAS C. KUHN III
                                             -----------------------------------
                                       Title: EVP & CFO
                                             -----------------------------------